Filed Pursuant to Rule 497

File No. 333-253525

Rule 482ad

FIDUS INVESTMENT CORPORATION PRICES OFFERING OF $125 MILLION OF 3.50% NOTES DUE 2026

EVANSTON, Ill., October 1, 2021 – Fidus Investment Corporation (NASDAQ: FDUS) (“Fidus” or the “Company”) today announced that it priced a public offering of $125 million aggregate principal amount of 3.50% notes due 2026 (the “Notes”) on October 1, 2021. The Notes will mature on November 15, 2026 and may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus a “make-whole” premium, if applicable. The Notes will bear interest at a rate of 3.50% per year payable semi-annually on May 15 and November 15 of each year, beginning May 15, 2022.

Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, A Stifel Company, are acting as book-runners for this offering. Oppenheimer & Co. Inc., B. Riley Securities, Inc., Hovde Group, LLC, ING Financial Markets LLC and Ladenburg Thalmann & Co. Inc. are acting as lead managers for the offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about October 8, 2021.

The Company intends to use the net proceeds from this offering to redeem all of its outstanding 6.000% notes due 2024 and its 5.375% notes due 2024 (callable on November 1, 2021) and repay a portion of the amount outstanding under its senior secured revolving credit facility (the “Credit Facility”). However, the Company may re-borrow under the Credit Facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. As of September 30, 2021, the Company had $40.0 million of outstanding indebtedness under the Credit Facility.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated October 1, 2021 and the accompanying prospectus dated May 3, 2021, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the Notes referred to in this press release, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-253525) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, email: prospectus@raymondjames.com or by calling 800-248-8863.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10 million and $150 million. The Company’s investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007.

FORWARD-LOOKING STATEMENTS

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including but not limited to the impact of the COVID-19 pandemic and the pandemic’s impact on the U.S. and global economy, as well as those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Company Contact:	Investor Relations Contact:
Shelby E. Sherard	Jody Burfening
Chief Financial Officer	LHA
(847) 859-3938	(212) 838-3777
ssherard@fidusinv.com	jburfening@lhai.com